UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 5, 2016 (October 4, 2016)

ICTV BRANDS INC.

(Exact name of registrant as specified in its charter)

Nevada	000-49638	76-0621102
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

489 Devon Park Drive, Suite 315 Wayne, PA 19087
(Address of principal executive offices)

484-598-2300
(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Signing of PhotoMedex Asset Purchase Agreement and Related Agreements

On October 4, 2016, ICTV Brands Inc. (the “Company”) and its newly formed wholly-owned subsidiary, ICTV Holdings, Inc., a Nevada corporation (“ICTV Holdings”), entered into an asset purchase agreement (the “PhotoMedex Purchase Agreement”) with PhotoMedex, Inc., a Nevada corporation (“PhotoMedex”), and its subsidiaries, Radiancy, Inc., a Delaware corporation, PhotoTherapeutics Ltd., a private limited company limited by shares incorporated under the laws of England and Wales, and Radiancy (Israel) Limited, a private corporation incorporated under the laws of the State of Israel (collectively, the “Sellers”), pursuant to which ICTV Holdings has agreed to acquire substantially all of the assets of the Sellers, including, but not limited to, all of the equity interests of Radiancy (HK) Limited, a private limited company incorporated under the laws of Hong Kong, and LK Technology Importaçăo E Exportaçăo LTDA, a private Sociedade limitada formed under the laws of Brazil (collectively, the “PhotoMedex Target Business”), for a total purchase price of $9,500,000. Such acquisition is referred to herein as the “PhotoMedex Acquisition.” The PhotoMedex Acquisition includes the acquisition from the Sellers of proprietary products and services that address skin diseases and conditions or pain reduction using home-use devices for various indications including hair removal, acne treatment, skin rejuvenation, and lower back pain; which products are sold and distributed to traditional retail, online and infomercial outlets for home-use products and include, without limitation, the following: (a) no!no! Hair, (b) no!no! Skin, (c) no!no! Face Trainer, (d) no!no! Glow, (e) Made Ya Look, (f) no!no! Smooth Skin Care, (g) Kryobak, and (h) ClearTouch (the “Consumer Products”).

The purchase price to be paid by ICTV Holdings in the PhotoMedex Acquisition, for which the Company is also jointly and severally liable, is payable as follows: (i) $3,000,000 of the purchase price has been deposited by ICTV Holdings into an escrow account established by counsel to the Company and ICTV Holdings, as escrow agent (the “Escrow Agent”), under an escrow agreement entered into on October 4, 2016 among the Company, ICTV Holdings, the Sellers, the Escrow Agent, and certain investors in Company’s private placement described in more detail below (the “Escrow Agreement”), which escrow funds will be paid to the Sellers at the closing of the PhotoMedex Acquisition (the “PhotoMedex Closing”) in accordance with the Escrow Agreement and subject to the conditions thereof; (ii) $2,000,000 of the purchase price shall be paid by ICTV Holdings to the Sellers on or before the 90th day following the PhotoMedex Closing; and (iii) the remainder of the purchase price shall be payable in the form of a continuing royalty as described in more detail below. The Company expects to fund the payment of the purchase price and expenses incurred in connection with the PhotoMedex Acquisition through a combination of cash on hand and the private placement described below.

Under the PhotoMedex Purchase Agreement, the Company and ICTV Holdings are required to pay to the Sellers a continuing monthly royalty on net cash (invoiced amount less sales refunds, returns, rebates, allowances and similar items) actually received by ICTV Holdings or its affiliates from sales of the Consumer Products. Such royalty payments commence with net cash actually received from and after the PhotoMedex Closing and continue until the total royalty paid to Sellers totals $4,500,000, calculated as follows: (i) 35% of net cash from the sale of all Consumer Products sold through live television promotions made through Home Shopping Network (HSN) in the United States, QVC in the European Union, and The Shopping Channel (TSC) in Canada, less (a) deductions for sales commissions actually paid and on-air costs incurred for those amounts collected related to the sale of Consumer Products made through HSN in the United States, QVC in the European Union, and The Shopping Channel (TSC) in Canada, and (b) the cost of goods sold to generate such net cash; and (ii) 6% of net cash from the sale of all Consumer Products other than the foregoing sales.

ICTV Holdings will also assume certain liabilities and obligations of the Sellers relating to the PhotoMedex Target Business, including contractual obligations, and various other liabilities and obligations arising out of or relating to the PhotoMedex Target Business after the PhotoMedex Closing.

The PhotoMedex Purchase Agreement contains customary representations, warranties and covenants, as well as indemnification provisions subject to specified limitations. The indemnification provided by PhotoMedex under the PhotoMedex Purchase Agreement covers breaches of representations and warranties of the Sellers, breaches of covenants or other obligations of the Sellers, and liabilities retained by the Sellers. The indemnification provided by the Company and ICTV Holdings covers breaches of representations and warranties of the Company and ICTV Holdings, breaches of covenants or other obligations of the Company or ICTV Holdings, and liabilities assumed by ICTV Holdings. In the case of the indemnification provided by PhotoMedex with respect to breaches of certain non-fundamental representations and warranties, the obligations of PhotoMedex are subject to a cap on losses equal to $2,250,000, and its liability for the other indemnification, including for breaches of fundamental representations and warranties shall not exceed the purchase price actually received by the Sellers. In addition, in the case of the indemnification provided by PhotoMedex with respect to breaches of certain representations and warranties, PhotoMedex will only become liable for indemnified losses if the amount exceeds $100,000, whereupon PhotoMedex will only be liable for losses in excess of such $100,000 threshold. The Company and ICTV Holdings have the ability to set off indemnity claims against future royalty payments owed to the Sellers subject to following an administrative procedure outlined in the PhotoMedex Purchase Agreement with respect to such set off claims and the Company and ICTV Holdings must first set-off the amount of any indemnification claims against the royalty payments before making a claim directly against PhotoMedex.

The closing of the PhotoMedex Acquisition is subject to customary closing conditions, including, without limitation, the completion of accounting and legal due diligence investigations; the receipt of all authorizations, consents and approvals of all governmental authorities or agencies; the receipt of any required consents of any third parties; the receipt of an opinion from counsel to the Sellers; the release of any security interests on the PhotoMedex Target Business; delivery of all documents required for the transfer of the acquired assets, including all intellectual property assignments and lease assignments; and the requisite approvals of the stockholders of the Company and PhotoMedex.

The PhotoMedex Purchase Agreement contains certain termination rights that could be exercised by the parties. Either the Sellers, on the one hand, or the Company or ICTV Holdings, on the other hand, may terminate the PhotoMedex Purchase Agreement if the closing has not occurred by February 1, 2017 if the conditions to closing have not been satisfied by such date, except that a party cannot terminate the PhotoMedex Purchase Agreement if the failure of the closing to occur is due to the failure of such party to perform its covenants, agreements and conditions under the PhotoMedex Purchase Agreement. In addition, either the Sellers, on the one hand, or the Company or ICTV Holdings, on the other hand, may terminate the PhotoMedex Purchase Agreement if there has been a material misrepresentation or breach of covenant or agreement contained in the PhotoMedex Purchase Agreement on the part of the other party and such breach of a covenant or agreement has not been promptly cured after at least 14 day’s written notice is given.

In connection with the PhotoMedex Purchase Agreement, on October 4, 2016, ICTV Holdings entered into a transition services agreement with the Sellers (the “Transition Services Agreement”), pursuant to which Sellers have agreed to make available to ICTV Holdings certain services on a transitional basis and allow ICTV Holdings to occupy and use a portion of the Sellers’ premises and warehouses, in exchange for which ICTV Holdings shall (i) pay to the Sellers the documented costs and expenses incurred by them in connection with the provision of those services; (ii) pay to the Sellers the documented lease costs including monthly rental and any utility charges incurred under the applicable leases; (iii) reimburse the Sellers for the documented costs and expenses incurred by them for the continued storage of inventory and raw materials at warehouse locations, and for services for fulfilling and shipping orders for such inventory; and (iv) reimburse the Sellers for the payroll, employment-related taxes, benefit costs and out of pocket expenses paid to or on behalf of employees.

Subject to satisfaction of the conditions described above and assuming the PhotoMedex Purchase Agreement is not terminated, the PhotoMedex Acquisition is expected to close in the fourth quarter of 2016 or early first quarter of 2017.

The foregoing summary of the terms and conditions of the PhotoMedex Purchase Agreement, the Escrow Agreement and the Transition Services Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the agreements attached hereto as Exhibits 10.1, 10.2 and 10.3, which is incorporated herein by reference.

Ermis Labs Acquisition

On October 4, 2016, the Company and its newly formed wholly-owned subsidiary, Ermis Labs, Inc., a Nevada corporation (the “Purchaser”), entered into an asset purchase agreement (the “Ermis Labs Purchase Agreement”) with LeoGroup Private Debt Facility, L.P. (“LeoGroup”) and Ermis Labs, Inc., a New Jersey corporation (“Ermis Labs”), pursuant to which the Purchaser has agreed to acquire substantially all of the assets of Ermis Labs (collectively, the “Ermis Labs Target Business”), for a total purchase price of $2,150,000. Such acquisition is referred to herein as the “Ermis Labs Acquisition.”

The purchase price to be paid by the Company and the Purchaser in the Ermis Labs Acquisition is payable as follows: (i) $400,000 of the purchase price shall be paid at the closing of the Ermis Labs Acquisition (the “Ermis Labs Closing”) through the issuance of 2,500,000 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), to the shareholders of Ermis Labs, the value of which was based on the closing price of the Common Stock on the OTCQX on October 4, 2016, which was $0.16 per share; and (ii) the remainder of the purchase price shall be payable in the form of a continuing royalty as described in more detail below. The issuance of the Common Stock pursuant to the Ermis Labs Purchase Agreement is being made in reliance upon an exemption from registration provided under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”).

Under the Ermis Purchase Agreement, the Purchaser is required to pay to Ermis Labs a continuing monthly royalty of 5% of net cash (invoiced amount less sales refunds, returns, rebates, allowances and similar items) actually received by the Purchaser or its affiliates from sales of the over-the-counter medicated skin care products acquired in the Ermis Labs Acquisition, commencing with net cash actually received by the Purchaser or its affiliates from and after the Ermis Labs Closing and continuing until the total royalty paid to Ermis Labs totals $1,750,000; provided, however, that the Purchaser is required to pay a minimum annual royalty amount of $175,000 on or before December 31 of each year commencing with calendar year ending December 31, 2017.

The Purchaser will also assume certain liabilities and obligations of Ermis Labs relating to the Ermis Labs Target Business, including contractual obligations, and various other liabilities and obligations arising out of or relating to the Ermis Labs Target Business after the Ermis Labs Closing.

The Ermis Labs Purchase Agreement contains customary representations, warranties and covenants, as well as indemnification provisions subject to specified limitations. The indemnification provided by Ermis Labs and LeoGroup under the Ermis Labs Purchase Agreement covers breaches of representations, warranties and covenants of Ermis Labs and LeoGroup, and liabilities retained by the Ermis Labs. The indemnification provided by the Company and the Purchaser covers breaches of representations, warranties and covenants of the Company and the Purchaser, and liabilities assumed by the Purchaser. In the case of the indemnification provided by Ermis Labs and LeoGroup with respect to breaches of certain non-fundamental representations and warranties, Ermis Labs and LeoGroup will only become liable for indemnified losses if the amount exceeds $50,000, whereupon they will be liable for all losses relating back to the first dollar. Furthermore, the liability of Ermis Labs and LeoGroup for breaches of any and all representations and warranties shall not exceed the purchase price payable under the Ermis Labs Purchase Agreement. The Purchaser has the ability to set off indemnity claims against future royalty payments owed to the Ermis Labs subject to following an administrative procedure outlined in the Ermis Labs Purchase Agreement with respect to such set off claims.

The closing of the Ermis Labs Acquisition is subject to customary closing conditions, including, without limitation, the completion of accounting and legal due diligence investigations; the receipt of all authorizations, consents and approvals of all governmental authorities or agencies; the receipt of any required consents of any third parties; the release of any security interests on the Ermis Labs Target Business; delivery of all documents required for the transfer of the acquired assets, including all intellectual property assignments. Closing of the Ermis Labs Acquisition is also subject to the prior or simultaneous closing of the PhotoMedex Acquisition.

The Ermis Labs Purchase Agreement contains certain termination rights that could be exercised by the parties. Either Ermis Labs or LeoGroup, on the one hand, or the Company or the Purchaser, on the other hand, may terminate the Ermis Labs Purchase Agreement if the closing has not occurred by February 1, 2017 if the conditions to closing have not been satisfied by such date, except that a party cannot terminate the Ermis Labs Purchase Agreement if the failure of the closing to occur is due to the failure of such party to perform its covenants, agreements and conditions under the Ermis Labs Purchase Agreement. In addition, any party may terminate the Ermis Labs Purchase Agreement if there has been a material misrepresentation or breach of covenant or agreement contained in the Ermis Labs Purchase Agreement on the part of another party and such breach of a covenant or agreement has not been promptly cured after at least 14 day’s written notice is given.

Subject to satisfaction of the conditions described above and assuming the Ermis Labs Purchase Agreement is not terminated, the Ermis Labs Acquisition is expected to close in the fourth quarter of 2016 or early first quarter of 2017.

The foregoing summary of the terms and conditions of the Ermis Labs Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the agreement attached hereto as Exhibit 10.4, which is incorporated herein by reference.

Private Placement

On October 4, 2016, the Company entered into a securities purchase agreement (the “Securities Purchase Agreement”) with certain accredited investors listed on Exhibit A thereto (the “Investors”), pursuant to which the Investors have agreed to purchase 8,823,530 shares of Common Stock at a price of $0.34 per share, for aggregate gross proceeds of $3,000,000 (the “Private Placement”). The issuance of the Common Stock pursuant to the Securities Purchase Agreement is being made in reliance upon an exemption from registration provided under Section 4(a)(2) of the Securities Act.

The proceeds of the Private Placement have been deposited into an escrow account established by the Escrow Agent under Escrow Agreement described above under “PhotoMedex Asset Purchase Agreement.” The escrow funds will be paid to the Sellers at the PhotoMedex Closing in accordance with the Escrow Agreement and subject to the conditions contained in the Escrow Agreement for the release of such funds.

The Securities Purchase Agreement contains customary representations, warranties and covenants of the Company and the Investors. The closing of the Private Placement is subject to customary closing conditions, including, without limitation, the receipt of all authorizations, consents and approvals and delivery of customary officer certificates. Closing of the Private Placement is also subject to the prior or simultaneous closing of the PhotoMedex Acquisition.

Pursuant to the Securities Purchase Agreement, the Company has also agreed to enter into a registration rights agreement with the Investors in connection with the closing of the Private Placement, pursuant to which the Company will file and maintain a registration statement with respect to the resale of the Common Stock on the terms and conditions set forth therein.

The Securities Purchase Agreement may be terminated as follows: (i) by written agreement of the Company and the Investors holding a majority of the shares sold under the Securities Purchase Agreement; (ii) automatically upon the termination of the PhotoMedex Purchase Agreement; or (iii) by the Company or an Investor (as to itself but no other Investor) upon written notice to the other, if the Closing shall not have taken place by February 1, 2017; provided, that the right to terminate under (iii) shall not be available to any person whose failure to comply with its obligations under the Securities Purchase Agreement has been the cause of or resulted in the failure of the closing to occur on or before such time.

Subject to satisfaction of the conditions described above and assuming the Securities Purchase Agreement is not terminated, the Private Placement is expected to close in the fourth quarter of 2016 or early first quarter of 2017. Pursuant to the Securities Purchase Agreement, the Company may complete one or more subsequent closings on or prior to February 1, 2017 for up to maximum aggregate gross proceeds of $7,000,000.

The foregoing summary of the terms and conditions of the Securities Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the agreement attached hereto as Exhibit 10.5, which is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 regarding the issuance of shares of Common Stock to the shareholders of Ermis Labs under the Ermis Labs Purchase Agreement and to the Investors under the Securities Purchase Agreement is incorporated by reference into this Item 3.02.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On October 4, 2016, the holders 15,277,018 shares of the Company’s Common Stock, constituting approximately 54.17% of the total issued and outstanding voting capital stock of the Company as of the record date, September 30, 2016, approved the PhotoMedex Acquisition and the Ermis Labs Acquisition (together, the “Acquisitions”) by written consent. Such approval and consent constitute the approval and consent of a majority of the total number of shares of the Company’s outstanding Common Stock and is sufficient under Section 78.320 of the Nevada Revised Statutes, the Company’s Amended and Restated Articles of Incorporation and the Company’s Amended and Restated Bylaws to approve the Acquisitions.

Item 8.01	Other Events.

On October 5, 2016, the Company issued a press release regarding the signing of the PhotoMedex Purchase Agreement, a copy of which is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed herewith:

Exhibit No.	Description of Exhibit

10.1	Asset Purchase Agreement, dated October 4, 2016, by and among ICTV Brands Inc., ICTV Holdings, Inc., PhotoMedex, Inc., Radiancy, Inc., PhotoTherapeutics Ltd. and Radiancy (Israel) Limited

10.2	Escrow Agreement, dated October 4, 2016, by and among ICTV Brands Inc., ICTV Holdings, Inc., PhotoMedex, Inc., Radiancy, Inc., PhotoTherapeutics Ltd., Radiancy (Israel) Limited, LeoGroup Private Debt Facility, L.P., Sandra F. Pessin, Brian L. Pessin and Bevilacqua PLLC

10.3	Transition Services Agreement, dated October 4, 2016, by and among ICTV Holdings, Inc., PhotoMedex, Inc., Radiancy, Inc., PhotoTherapeutics Ltd. and Radiancy (Israel) Limited

10.4	Asset Purchase Agreement, dated October 4, 2016, by and among ICTV Brands Inc., Ermis Labs, Inc., LeoGroup Private Debt Facility, L.P. and Ermis Labs, Inc.

10.5	Securities Purchase Agreement, dated October 4, 2016, by and among ICTV Brands Inc., LeoGroup Private Debt Facility, L.P., Sandra F. Pessin and Brian L. Pessin

99.1	Press Release, dated October 5, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ICTV BRANDS INC.

Date: October 5, 2016	By:	/s/ Richard Ransom
	Name:	Richard Ransom
	Title:	President

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

10.1	Asset Purchase Agreement, dated October 4, 2016, by and among ICTV Brands Inc., ICTV Holdings, Inc., PhotoMedex, Inc., Radiancy, Inc., PhotoTherapeutics Ltd. and Radiancy (Israel) Limited

10.2	Escrow Agreement, dated October 4, 2016, by and among ICTV Brands Inc., ICTV Holdings, Inc., PhotoMedex, Inc., Radiancy, Inc., PhotoTherapeutics Ltd., Radiancy (Israel) Limited, LeoGroup Private Debt Facility, L.P., Sandra F. Pessin, Brian L. Pessin and Bevilacqua PLLC

10.3	Transition Services Agreement, dated October 4, 2016, by and among ICTV Holdings, Inc., PhotoMedex, Inc., Radiancy, Inc., PhotoTherapeutics Ltd. and Radiancy (Israel) Limited

10.4	Asset Purchase Agreement, dated October 4, 2016, by and among ICTV Brands Inc., Ermis Labs, Inc., LeoGroup Private Debt Facility, L.P. and Ermis Labs, Inc.

10.5	Securities Purchase Agreement, dated October 4, 2016, by and among ICTV Brands Inc., LeoGroup Private Debt Facility, L.P., Sandra F. Pessin and Brian L. Pessin

99.1	Press Release, dated October 5, 2016